Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value ⁽⁵⁾
CLO Debt ⁽⁴⁾
Structured Finance
United States
Assurant CLO I Ltd.	Secured Note - Class E-R, 12.78% (3M SOFR + 7.46%, due 10/20/2034) ⁽⁶⁾	09/19/23	$2,000,000	$1,845,072	$1,868,600	0.24%
AGL CLO 13 Ltd.	Secured Note - Class E, 12.08% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	06/14/23	5,950,000	5,656,381	5,927,985	0.76%
AGL CLO 5 Ltd.	Secured Note - Class E-R, 12.03% (3M SOFR + 6.71%, due 07/20/2034) ⁽⁶⁾	08/22/23	10,050,000	9,584,133	10,029,900	1.28%
Allegany Park CLO, Ltd.	Secured Note - Class E-R, 11.72% (3M SOFR + 6.40%, due 01/20/2035) ⁽⁶⁾	06/28/23	6,000,000	5,427,954	5,831,400	0.75%
AMMC CLO 24, Limited	Secured Note - Class E, 12.15% (3M SOFR + 6.83%, due 01/20/2035) ⁽⁶⁾	08/01/23	1,500,000	1,418,200	1,453,200	0.19%
Ares XLIII CLO Ltd.	Secured Note - Class E-R, 12.44% (3M SOFR + 7.12%, due 07/15/2034) ⁽⁶⁾	11/29/23	1,650,000	1,569,507	1,619,805	0.21%
Ares LXI CLO Ltd.	Secured Note - Class F-R, 13.35% (3M SOFR + 8.00%, due 04/20/2037) ⁽⁶⁾	03/27/24	269,700	269,700	269,700	0.03%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class E-R, 12.68% (3M SOFR + 7.36%, due 10/21/2034) ⁽⁶⁾	06/06/23	7,300,000	6,498,630	6,997,780	0.90%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 12.06% (3M SOFR + 6.76%, due 04/18/2034) ⁽⁶⁾	06/08/23	5,600,000	5,012,368	5,402,320	0.69%
Bain Capital Credit CLO 2021-5, Limited	Secured Note - Class E, 12.08% (3M SOFR + 6.76%, due 10/23/2034) ⁽⁶⁾	12/08/23	500,000	468,166	484,150	0.06%
Barings CLO Ltd. 2019-III	Secured Note - Class E-R, 12.28% (3M SOFR + 6.96%, due 04/20/2031) ⁽⁶⁾	06/06/23	4,500,000	4,013,820	4,492,350	0.57%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 12.31% (3M SOFR + 7.00%, due 04/15/2035) ⁽⁶⁾	03/18/22	4,450,000	4,120,991	4,159,860	0.53%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.04% (3M SOFR + 6.72%, due 07/15/2034) ⁽⁶⁾	06/27/23	1,500,000	1,212,427	1,376,850	0.18%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.58% (3M SOFR + 6.26%, due 04/15/2034) ⁽⁶⁾	02/02/21	1,250,000	1,240,031	1,239,125	0.16%
Carlyle US CLO 2021-5, Ltd.	Secured Note - Class E, 11.83% (3M SOFR + 6.51%, due 07/20/2034) ⁽⁶⁾	08/18/23	1,675,000	1,607,013	1,674,833	0.21%
Carlyle US CLO 2021-10, Ltd.	Secured Note - Class E, 12.08% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	03/27/24	8,075,000	7,971,618	8,062,080	1.03%
Carlyle US CLO 2024-1, Ltd.	Secured Note - Class E, 12.21% (3M SOFR + 6.92%, due 04/15/2037) ⁽⁶⁾	01/26/24	2,650,000	2,636,828	2,633,835	0.34%
CarVal CLO II Ltd.	Secured Note - Class E-R, 12.15% (3M SOFR + 6.83%, due 04/20/2032) ⁽⁶⁾	09/06/23	2,587,000	2,473,719	2,574,065	0.33%
CBAM 2017-1, Ltd.	Secured Note - Class E, 12.08% (3M SOFR + 6.76%, due 07/20/2030) ⁽⁶⁾	03/27/24	5,000,000	4,998,750	4,994,000	0.64%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 12.37% (3M SOFR + 7.06%, due 04/19/2029) ⁽⁶⁾	02/23/18	2,450,000	2,403,116	2,088,625	0.27%
CIFC Funding 2017-III, Ltd.	Secured Note - Class D, 11.58% (3M SOFR + 6.26%, due 07/20/2030) ⁽⁶⁾	09/18/23	4,000,000	3,822,077	4,000,000	0.51%
CIFC Funding 2020-I, Ltd.	Secured Note - Class E-R, 11.83% (3M SOFR + 6.51%, due 07/15/2036) ⁽⁶⁾	12/13/23	2,950,000	2,906,823	2,907,815	0.37%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 13.08% (3M SOFR + 7.76%, due 01/15/2031) ⁽⁶⁾	11/28/17	1,295,000	1,209,139	967,365	0.12%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 12.18% (3M SOFR + 6.86%, due 04/15/2034) ⁽⁶⁾	05/30/23	3,200,000	2,782,502	2,975,040	0.38%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2, 7.38% (3M SOFR + 2.06%, due 07/21/2031) ⁽⁶⁾	10/21/21	6,955,000	6,927,154	6,946,654	0.89%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.83% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾ ⁽⁷⁾	05/17/18	847,890	815,921	320,503	0.04%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class C, 8.31% (3M SOFR + 3.01%, due 07/18/2031) ⁽⁶⁾	03/13/23	1,800,000	1,635,856	1,787,400	0.23%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class D, 10.71% (3M SOFR + 5.41%, due 07/18/2031) ⁽⁶⁾	06/21/23	550,000	472,652	537,955	0.07%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.97% (3M SOFR + 7.65%, due 04/15/2034) ⁽⁶⁾	09/07/23	3,900,000	3,663,826	3,863,730	0.49%
KKR CLO 24 Ltd.	Secured Note - Class E, 11.96% (3M SOFR + 6.64%, due 04/20/2032) ⁽⁶⁾	06/22/23	1,400,000	1,255,525	1,396,780	0.18%
Madison Park Funding XLIV, Ltd.	Secured Note - Class E, 11.43% (3M SOFR + 6.11%, due 01/23/2031) ⁽⁶⁾	11/30/23	1,575,000	1,525,025	1,574,213	0.20%
Marathon CLO VII Ltd.	Secured Note - Class D, 10.98% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁹⁾	02/08/18	3,345,553	1,022,287	2,074,912	0.27%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 12.00% (3M SOFR + 6.70%, due 10/18/2031) ⁽⁶⁾	08/14/18	4,150,000	4,088,225	3,210,440	0.41%
Marathon CLO XI Ltd.	Secured Note - Class D, 11.08% (3M SOFR + 5.76%, due 04/20/2031) ⁽⁶⁾	02/06/18	1,650,000	1,650,000	1,347,060	0.17%
Morgan Stanley Eaton Vance CLO 2021-1, Ltd.	Secured Note - Class E, 12.33% (3M SOFR + 7.01%, due 10/20/2034) ⁽⁶⁾	01/25/24	4,000,000	3,902,662	3,932,800	0.50%
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class E-R, 12.08% (3M SOFR + 6.76%, due 04/20/2031) ⁽⁶⁾	06/08/23	5,000,000	4,797,281	4,982,000	0.64%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R, 11.83% (3M SOFR + 6.51%, due 10/16/2033) ⁽⁶⁾	07/27/23	1,450,000	1,376,050	1,429,120	0.18%
Neuberger Berman Loan Advisers CLO 45, Ltd.	Secured Note - Class E, 11.83% (3M SOFR + 6.51%, due 10/14/2035) ⁽⁶⁾	12/13/23	5,000,000	4,923,430	4,999,500	0.64%
Octagon 51, Ltd.	Secured Note - Class E, 12.33% (3M SOFR + 7.01%, due 07/20/2034) ⁽⁶⁾	01/24/24	2,500,000	2,437,822	2,453,250	0.31%
Octagon 59, Ltd.	Secured Note - Class E, 12.91% (3M SOFR + 7.60%, due 05/15/2035) ⁽⁶⁾	06/12/23	3,375,000	3,112,497	3,198,488	0.41%
Octagon Investment Partners XXI, Ltd.	Secured Note - Class D-RR, 12.57% (3M SOFR + 7.26%, due 02/14/2031) ⁽⁶⁾	06/06/23	825,000	705,137	810,563	0.10%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 13.43% (3M SOFR + 8.11%, due 07/15/2030) ⁽⁶⁾	07/05/18	900,000	854,829	633,510	0.08%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 12.19% (3M SOFR + 6.86%, due 10/25/2032) ⁽⁶⁾	06/26/23	4,325,000	3,989,080	4,166,705	0.53%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 12.33% (3M SOFR + 7.01%, due 10/15/2034) ⁽⁶⁾	08/27/21	762,500	762,500	664,976	0.09%
OZLM XXII, Ltd.	Secured Note - Class D, 10.88% (3M SOFR + 5.56%, due 01/17/2031) ⁽⁶⁾	02/05/18	900,000	897,726	837,990	0.11%
Regatta X Funding Ltd.	Secured Note - Class D, 8.33% (3M SOFR + 3.01%, due 01/17/2031) ⁽⁶⁾	06/02/22	1,850,000	1,786,135	1,843,895	0.24%
Rockford Tower CLO 2021-2, Ltd.	Secured Note - Class E, 11.98% (3M SOFR + 6.66%, due 07/20/2034) ⁽⁶⁾	02/06/24	3,400,000	3,175,293	3,192,260	0.41%
RR 1 Ltd.	Secured Note - Class D-1-B, 11.93% (3M SOFR + 6.61%, due 07/15/2035) ⁽⁶⁾	01/24/24	3,000,000	2,908,426	2,943,000	0.38%
RR 3 Ltd.	Secured Note - Class C-R2, 8.08% (3M SOFR + 2.76%, due 01/15/2030) ⁽⁶⁾	10/27/21	2,175,000	2,145,730	2,139,548	0.27%
RR 4 Ltd.	Secured Note - Class D, 11.43% (3M SOFR + 6.11%, due 04/15/2030) ⁽⁶⁾	08/04/23	8,750,000	8,029,163	8,666,000	1.11%
RR 6 Ltd.	Secured Note - Class D-R, 11.43% (3M SOFR + 6.11%, due 04/15/2036) ⁽⁶⁾	06/26/23	4,260,000	3,795,912	4,076,820	0.52%
RR 8 Ltd.	Secured Note - Class D, 11.98% (3M SOFR + 6.66%, due 04/15/2033) ⁽⁶⁾	11/08/23	2,725,000	2,629,864	2,702,383	0.35%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 12.59% (3M SOFR + 7.27%, due 04/15/2032) ⁽⁶⁾	03/22/19	3,091,000	2,977,552	2,834,138	0.36%
TICP CLO VII, Ltd.	Secured Note - Class E-R, 12.63% (3M SOFR + 7.31%, due 04/15/2033) ⁽⁶⁾	09/06/23	3,400,000	3,279,590	3,393,880	0.43%
Wehle Park CLO, Ltd.	Secured Note - Class E, 12.07% (3M SOFR + 6.75%, due 04/21/2035) ⁽⁶⁾	11/07/23	1,410,000	1,331,713	1,406,052	0.18%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.00%, due 01/15/2035) ⁽⁶⁾	02/04/22	2,650,000	2,491,824	2,456,285	0.31%
Zais CLO 9, Limited	Secured Note - Class D, 9.03% (3M SOFR + 3.71%, due 07/20/2031) ⁽⁶⁾	01/10/24	1,650,000	1,567,500	1,650,000	0.21%
Total CLO Debt				168,083,152	172,503,493	22.06%

CLO Equity ⁽⁴⁾ ⁽⁸⁾
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 8.50%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	09/23/22	7,876,000	5,689,598	5,618,864	0.72%
1988 CLO 2 Ltd.	Income Note (effective yield 6.75%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁸⁾	02/08/23	9,334,000	6,446,792	5,712,947	0.73%
1988 CLO 3 Ltd.	Income Note (effective yield 10.08%, maturity 10/15/2038) ⁽⁹⁾ ⁽¹⁸⁾	09/12/23	9,267,000	7,099,398	6,875,047	0.88%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾ ⁽¹¹⁾	06/02/16	8,725,000	-	13,088	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 12.73%, maturity 10/25/2038) ⁽⁹⁾	09/04/20	9,250,000	6,658,882	3,831,665	0.49%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 11.71%, maturity 07/27/2039) ⁽⁹⁾	05/25/21	1,200,000	1,078,356	662,859	0.08%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 21.36%, maturity 04/17/2033) ⁽⁹⁾	09/16/20	18,075,000	6,688,395	5,517,445	0.71%
Ares XLI CLO Ltd.	Income Note (effective yield 13.84%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	11/29/16	29,388,000	14,298,422	11,258,979	1.44%
Ares XLIII CLO Ltd.	Income Note (effective yield 10.75%, maturity 10/15/2029) ⁽⁹⁾ ⁽¹⁰⁾	04/04/17	30,850,000	15,131,834	10,951,902	1.40%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 10.75%, maturity 10/15/2029) ⁽⁹⁾	11/10/21	1,505,000	683,485	483,723	0.06%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 15.15%, maturity 04/15/2034) ⁽⁹⁾	10/06/21	13,131,000	4,713,670	3,940,694	0.50%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 12.50%, maturity 04/15/2030) ⁽⁹⁾	10/22/20	8,500,000	3,401,921	2,295,538	0.29%
Ares LI CLO Ltd.	Income Note (effective yield 14.66%, maturity 07/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	01/25/19	13,353,849	8,550,714	6,800,683	0.87%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 15.19%, maturity 01/15/2035) ⁽⁹⁾	08/17/21	6,175,000	4,395,893	3,879,793	0.50%
Ares LXI CLO Ltd.	Subordinated Note (effective yield 21.06%, maturity 10/20/2034) ⁽⁹⁾	01/24/24	4,650,000	2,976,000	2,872,980	0.37%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 18.34%, maturity 04/15/2035) ⁽⁹⁾	01/26/23	15,875,000	12,201,916	12,105,760	1.55%
Ares LXIX CLO Ltd.	Income Note (effective yield 22.96%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/31/24	14,100,000	10,162,716	10,197,687	1.30%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 15.09%, maturity 04/18/2034) ⁽⁹⁾	04/29/21	9,100,000	6,947,123	5,171,035	0.66%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 26.09%, maturity 01/22/2035) ⁽⁹⁾	09/05/23	7,250,000	4,330,187	4,446,021	0.57%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 36.33%, maturity 10/25/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	5,550,000	3,243,565	3,412,879	0.44%
Barings CLO Ltd. 2018-I	Income Note (effective yield 4.53%, maturity 04/15/2031) ⁽⁹⁾ ⁽¹⁰⁾	02/23/18	20,808,000	8,931,071	5,992,726	0.77%
Barings CLO Ltd. 2019-I	Income Note (effective yield 17.90%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	02/12/19	13,085,000	8,743,592	7,305,715	0.93%
Barings CLO Ltd. 2019-II	Income Note (effective yield 15.64%, maturity 04/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	03/15/19	16,150,000	9,789,281	7,599,672	0.97%
Barings CLO Ltd. 2020-I	Income Note (effective yield 33.23%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/04/20	5,550,000	2,811,967	3,626,228	0.46%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 18.63%, maturity 07/15/2034) ⁽⁹⁾	09/07/22	9,250,000	6,697,367	6,047,523	0.77%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 11.57%, maturity 01/18/2035) ⁽⁹⁾	11/17/21	2,000,000	1,468,663	1,147,479	0.15%
Barings CLO Ltd. 2022-I	Income Note (effective yield 20.81%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/18/22	7,500,000	5,520,737	5,403,819	0.69%
Barings CLO Ltd. 2022-II	Income Note (effective yield 32.36%, maturity 07/15/2072) ⁽⁹⁾ ⁽¹⁰⁾	06/21/22	10,800,000	4,011,437	5,523,386	0.71%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 18.32%, maturity 04/20/2034) ⁽⁹⁾	08/17/21	27,750,000	20,261,421	19,006,030	2.43%
Basswood Park CLO, Ltd.	Class M-1 Notes (effective yield 1817.80%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	4,500	28,796	0.00%
Basswood Park CLO, Ltd.	Class M-2 Notes (effective yield 1817.80%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	10,500	67,191	0.01%
Battalion CLO IX Ltd.	Income Note (effective yield 13.52%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾	07/09/15	18,734,935	8,166,634	4,924,149	0.63%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Battalion CLO 18 Ltd.	Income Note (effective yield 35.63%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	08/25/20	$8,400,000	$4,529,900	$4,531,558	0.58%
Battalion CLO XIX Ltd.	Income Note (effective yield 26.40%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	03/11/21	8,600,000	4,718,776	4,042,241	0.52%
Battalion CLO XXIII Ltd.	Income Note (effective yield 22.11%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	05/19/22	8,800,000	6,258,257	4,816,621	0.62%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 18.41%, maturity 07/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	07/13/22	12,875,000	10,572,907	11,960,420	1.53%
Belmont Park CLO, Ltd.	Income Note (effective yield 17.29%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/21/24	14,950,000	10,831,724	10,916,704	1.40%
Bethpage Park CLO, Ltd.	Income Note (effective yield 17.12%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	14,750,000	8,982,605	8,269,300	1.06%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽⁹⁾ ⁽¹²⁾	10/21/14	23,000,000	5,451,809	1,150,000	0.15%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 48.12%, maturity 07/30/2030) ⁽⁹⁾	03/26/20	5,550,000	780,455	613,044	0.08%
BlueMountain CLO XXIII Ltd.	Subordinated Note (effective yield 13.30%, maturity 10/20/2031) ⁽⁹⁾	02/24/21	6,340,000	3,627,984	2,636,972	0.34%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 28.17%, maturity 04/20/2034) ⁽⁹⁾	06/16/20	7,375,000	3,907,782	3,523,160	0.45%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 25.06%, maturity 07/15/2036) ⁽⁹⁾	06/23/20	6,525,000	3,850,126	3,291,624	0.42%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	11/01/16	34,250,000	12,299,654	8,623,649	1.10%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 10.42%, maturity 07/15/2031) ⁽⁹⁾	06/02/16	10,800,000	2,272,314	1,576,520	0.20%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽⁹⁾ ⁽¹²⁾	10/13/17	9,000,000	3,565,068	2,340,000	0.30%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	03/23/21	4,730,000	1,180,846	567,600	0.07%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 9.31%, maturity 01/20/2031) ⁽⁹⁾	02/18/21	6,625,000	3,898,761	2,979,386	0.38%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 20.46%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	04/13/21	7,005,000	5,268,306	5,108,270	0.65%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 22.79%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	02/02/21	13,425,000	7,042,245	7,003,780	0.90%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 14.59%, maturity 04/20/2034) ⁽⁹⁾	11/17/21	11,475,000	9,421,858	8,008,993	1.02%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 18.52%, maturity 10/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/11/21	10,400,000	7,222,438	6,643,234	0.85%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 19.48%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/15/22	8,150,000	5,842,190	5,311,766	0.68%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 16.23%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	07/06/23	9,400,000	6,962,327	6,217,619	0.80%
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 15.00%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/26/24	11,475,000	9,433,701	9,374,173	1.20%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	17,265,625	3,209,976	2,544,394	0.33%
CIFC Funding 2014, Ltd.	Income Note (effective yield 11.71%, maturity 01/18/2031) ⁽⁹⁾ ⁽¹⁰⁾	06/06/14	16,033,750	3,721,693	2,521,705	0.32%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 14.77%, maturity 10/22/2031) ⁽⁹⁾	02/17/15	19,725,000	5,192,972	4,005,867	0.51%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 15.07%, maturity 01/17/2035) ⁽⁹⁾	08/05/14	8,457,500	3,297,523	2,520,161	0.32%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/23/15	9,724,324	1,788,701	901,392	0.12%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 20.05%, maturity 10/16/2034) ⁽⁹⁾	04/18/19	2,875,000	2,126,270	2,166,582	0.28%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 18.31%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/07/19	14,000,000	10,091,261	9,685,297	1.24%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 20.74%, maturity 01/15/2035) ⁽⁹⁾	02/07/23	12,975,000	9,393,397	9,874,262	1.26%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 32.52%, maturity 07/15/2032) ⁽⁹⁾ ⁽¹⁰⁾	06/12/20	9,400,000	5,001,292	6,218,128	0.80%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 22.61%, maturity 10/20/2034) ⁽⁹⁾	02/07/23	5,500,000	4,009,277	4,237,812	0.54%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 21.94%, maturity 01/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	12/11/20	7,900,000	5,606,434	5,780,161	0.74%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 20.03%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	04/23/21	17,275,000	10,178,577	9,668,649	1.24%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 19.12%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/22/21	12,200,000	8,985,383	8,579,922	1.10%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 19.46%, maturity 04/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/27/22	12,950,000	10,053,190	10,092,931	1.29%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 15.14%, maturity 07/16/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/01/22	10,700,000	8,543,866	9,177,029	1.17%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 20.65%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/14/23	11,550,000	9,240,446	10,569,295	1.35%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/01/15	31,100,000	8,252,702	496,319	0.06%
Dewolf Park CLO, Ltd.	Income Note (effective yield 1.53%, maturity 10/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	08/10/17	7,700,000	3,400,298	2,614,286	0.33%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽⁹⁾ ⁽¹²⁾	11/28/17	7,684,999	2,472,497	1,613,506	0.21%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 21.26%, maturity 04/18/2031) ⁽⁹⁾	05/11/20	9,600,000	2,569,717	1,914,978	0.25%
Dryden 68 CLO, Ltd.	Income Note (effective yield 13.65%, maturity 07/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	05/30/19	14,080,000	8,942,893	6,254,029	0.80%
Dryden 85 CLO, Ltd.	Income Note (effective yield 24.03%, maturity 10/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	09/17/20	8,610,000	6,098,580	5,439,654	0.70%
Dryden 94 CLO, Ltd.	Income Note (effective yield 20.77%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/28/22	12,200,000	8,645,064	7,688,479	0.98%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 19.71%, maturity 04/20/2035) ⁽⁹⁾	02/15/23	8,100,000	6,155,761	5,366,882	0.69%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030) ⁽⁹⁾ ⁽¹²⁾	06/05/20	6,372,500	1,326,136	828,425	0.11%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 18.67%, maturity 10/15/2034) ⁽⁹⁾	08/08/23	6,500,000	4,702,990	4,119,315	0.53%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 21.34%, maturity 01/15/2035) ⁽⁹⁾	09/16/22	11,175,000	7,682,616	7,059,746	0.90%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 21.81%, maturity 04/20/2035) ⁽⁹⁾	06/06/23	7,000,000	5,042,155	5,542,728	0.71%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 20.35%, maturity 07/17/2035) ⁽⁹⁾	04/25/23	6,550,000	4,845,105	5,316,617	0.68%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 16.26%, maturity 10/20/2036) ⁽⁹⁾	10/27/23	4,900,000	3,361,188	3,330,060	0.43%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 24.60%, maturity 10/20/2034) ⁽⁹⁾	04/27/22	11,250,000	8,425,285	9,283,059	1.19%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 19.63%, maturity 04/17/2034) ⁽⁹⁾	03/26/21	7,520,000	4,145,017	3,427,692	0.44%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/29/17	1,100,000	399,175	110	0.00%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 26.20%, maturity 01/21/2035) ⁽⁹⁾	04/27/23	5,222,500	3,165,986	3,631,934	0.46%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 19.14%, maturity 10/15/2034) ⁽⁹⁾	05/03/22	6,000,000	4,433,669	4,035,314	0.52%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 23.19%, maturity 01/20/2035) ⁽⁹⁾	01/25/24	7,150,000	5,335,688	5,384,615	0.69%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 18.51%, maturity 04/15/2033) ⁽⁹⁾ ⁽¹⁰⁾	03/08/19	14,550,000	9,412,480	6,114,574	0.78%
LCM 38 Ltd.	Income Note (effective yield 26.58%, maturity 07/15/2034) ⁽⁹⁾	01/31/24	5,228,500	4,824,598	4,791,585	0.61%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 25.77%, maturity 10/15/2049) ⁽⁹⁾	08/22/16	6,462,500	3,565,074	3,183,359	0.41%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 20.31%, maturity 01/15/2033) ⁽⁹⁾	10/30/18	6,327,082	3,638,681	3,400,534	0.44%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 25.63%, maturity 04/25/2048) ⁽⁹⁾	09/27/22	8,300,000	4,925,979	4,772,503	0.61%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 25.67%, maturity 02/28/2047) ⁽⁹⁾	06/02/16	16,550,000	4,728,944	4,207,310	0.54%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 18.83%, maturity 01/23/2048) ⁽⁹⁾	11/16/18	8,744,821	4,602,442	4,222,104	0.54%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 21.65%, maturity 01/19/2034) ⁽⁹⁾	04/29/21	2,000,000	1,587,439	1,757,427	0.22%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 17.79%, maturity 01/22/2035) ⁽⁹⁾	03/13/24	6,500,000	4,631,250	4,597,898	0.59%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 16.80%, maturity 07/17/2036) ⁽⁹⁾	07/27/23	5,600,000	4,235,000	3,756,121	0.48%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽⁹⁾ ⁽¹²⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽⁹⁾ ⁽¹²⁾	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽⁹⁾ ⁽¹²⁾	06/16/15	16,333,000	7,343,630	979,980	0.13%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽⁹⁾ ⁽¹²⁾	08/09/17	2,550,000	229,500	280,500	0.04%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹²⁾	02/06/18	2,075,000	1,104,318	186,750	0.02%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/06/18	4,500,000	2,251,667	585,000	0.07%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 15.97%, maturity 07/20/2036) ⁽⁹⁾	02/21/24	4,150,000	2,656,000	2,781,808	0.36%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	20,572,125	5,062,309	355,942	0.05%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 15.86%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	03/23/16	13,750,000	3,033,284	1,716,678	0.22%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 17.09%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	05/25/16	11,804,048	2,898,707	1,703,383	0.22%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 9.06%, maturity 01/24/2033) ⁽⁹⁾	05/05/21	9,875,000	5,774,396	3,758,544	0.48%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 5.92%, maturity 07/25/2030) ⁽⁹⁾	05/25/21	1,550,000	749,905	426,155	0.05%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 13.92%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹⁰⁾	06/19/19	13,500,000	8,616,340	6,058,392	0.78%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 23.86%, maturity 04/15/2035) ⁽⁹⁾	07/27/23	18,155,000	10,977,312	10,029,810	1.28%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 30.90%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/26/20	10,650,000	4,730,997	4,606,309	0.59%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 17.92%, maturity 10/20/2034) ⁽⁹⁾	03/25/22	10,000,000	7,674,887	6,349,888	0.81%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 25.16%, maturity 01/16/2035) ⁽⁹⁾ ⁽¹⁰⁾	10/06/20	9,250,000	5,058,190	4,723,285	0.60%
Octagon 51, Ltd.	Income B Note (effective yield 19.20%, maturity 07/20/2034) ⁽⁹⁾	04/16/21	17,300,000	12,363,264	10,772,678	1.38%
Octagon 55, Ltd.	Subordinated Note (effective yield 13.18%, maturity 07/20/2034) ⁽⁹⁾	02/11/22	8,700,000	6,396,754	4,890,096	0.63%
Octagon 58, Ltd.	Income Note (effective yield 21.42%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/21/22	14,900,000	10,432,396	9,783,915	1.25%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/18/17	7,719,320	3,193,321	550,589	0.07%
Palmer Square CLO 2021-4, Ltd.	Subordinated Note (effective yield 21.53%, maturity 10/15/2034) ⁽⁹⁾	02/12/24	3,500,000	2,633,750	2,734,473	0.35%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 6.47%, maturity 12/20/2028) ⁽⁹⁾	10/01/21	6,450,000	2,596,052	1,672,089	0.21%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 51.99%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	18,201	20,724	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 100.90%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	110,484	186,249	0.02%
Regatta XX Funding Ltd.	Income Note (effective yield 17.98%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	08/04/21	11,000,000	7,152,134	7,155,631	0.92%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 16.85%, maturity 10/20/2034) ⁽⁹⁾	06/10/22	$9,000,000	$6,356,824	$6,374,496	0.82%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 22.17%, maturity 07/20/2035) ⁽⁹⁾	06/20/23	3,000,000	2,108,695	2,488,285	0.32%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 19.36%, maturity 01/20/2035) ⁽⁹⁾	02/14/23	4,300,000	2,726,454	2,957,149	0.38%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 15.89%, maturity 04/20/2034) ⁽⁹⁾	06/14/21	10,300,000	7,175,009	5,236,732	0.67%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 11.30%, maturity 10/20/2034) ⁽⁹⁾	04/22/22	26,264,625	20,137,589	13,233,659	1.69%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 20.62%, maturity 01/20/2035) ⁽⁹⁾	07/27/23	3,600,000	2,560,500	2,989,883	0.38%
RR 23 Ltd.	Subordinated Note (effective yield 18.23%, maturity 10/15/2035) ⁽⁹⁾	10/12/23	6,800,000	4,072,154	4,275,526	0.55%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 21.47%, maturity 07/20/2034) ⁽⁹⁾	02/01/24	5,525,000	4,294,875	4,217,272	0.54%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/28/18	11,370,000	4,396,771	1,645,238	0.21%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 10.45%, maturity 04/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	03/22/19	8,500,000	5,078,254	2,500,759	0.32%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 16.95%, maturity 04/20/2035) ⁽⁹⁾	09/07/23	34,020,000	26,303,049	25,649,514	3.28%
Venture 41 CLO, Limited	Subordinated Note (effective yield 20.24%, maturity 01/20/2034) ⁽⁹⁾	11/30/21	3,325,000	2,367,730	1,908,553	0.24%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 21.70%, maturity 07/15/2034) ⁽⁹⁾	09/20/23	10,275,000	6,848,203	7,112,162	0.91%
Wellman Park CLO, Ltd.	Class M-1 Notes (effective yield 19.30%, maturity 07/15/2034) ⁽⁹⁾	09/20/23	10,275,000	92,463	66,073	0.01%
Wellman Park CLO, Ltd.	Class M-2 Notes (effective yield 15.36%, maturity 07/15/2034) ⁽⁹⁾	09/20/23	10,275,000	231,147	155,266	0.02%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 17.81%, maturity 01/20/2035) ⁽⁹⁾	05/03/22	10,560,000	8,214,841	8,076,282	1.03%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	11,597,500	3,526,113	852,865	0.11%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/05/16	9,681,764	2,167,725	290,453	0.04%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	12/17/14	11,000,000	3,292,029	1,210,000	0.15%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 13.63%, maturity 04/18/2036) ⁽⁹⁾ ⁽¹⁰⁾	02/02/17	17,700,000	9,997,869	6,545,324	0.84%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 11.96%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/09/17	23,940,000	14,179,442	8,909,369	1.14%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 7.98%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	06/22/18	15,750,000	8,416,891	5,090,405	0.65%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 25.03%, maturity 01/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	09/20/19	13,470,000	8,286,417	7,113,584	0.91%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 23.54%, maturity 07/20/2035) ⁽⁹⁾ ⁽¹⁰⁾	06/03/22	8,950,000	6,227,895	5,106,484	0.65%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	04/08/15	16,871,644	5,385,777	1,319,526	0.17%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽⁹⁾ ⁽¹²⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/03/17	11,600,000	-	24,763	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽⁹⁾ ⁽¹²⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽⁹⁾ ⁽¹²⁾	10/29/18	3,015,000	1,635,162	301,500	0.04%
Total United States				864,416,166	722,887,241	92.49%
European Union - Various
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 15.53%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹³⁾	04/23/21	600,000	542,916	368,264	0.05%
BBAM European CLO II DAC	Subordinated Note (effective yield 29.11%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	11/05/21	1,000,000	1,135,010	1,115,341	0.14%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 23.56%, maturity 04/20/2033) ⁽⁹⁾ ⁽¹³⁾	05/26/21	1,500,000	1,253,678	1,167,545	0.15%
Total European Union - Various				2,931,604	2,651,150	0.34%
Total CLO Equity				867,347,770	725,538,391	92.83%

Loan Accumulation Facilities ⁽⁴⁾ ⁽¹⁴⁾
Structured Finance
United States
Steamboat XLII Ltd.	Loan Accumulation Facility ⁽⁹⁾	09/06/22	4,937,500	4,937,500	4,958,258	0.63%
Steamboat XLIV Ltd.	Loan Accumulation Facility ⁽⁹⁾	03/21/23	8,960,000	8,960,000	8,982,153	1.15%
Steamboat XLVI Ltd.	Loan Accumulation Facility ⁽⁹⁾	03/22/24	5,700,000	5,700,000	5,700,249	0.73%
Total Loan Accumulation Facilities				19,597,500	19,640,660	2.51%

Asset Backed Securities ⁽⁴⁾
Structured Finance
France
FCT Alma 2022	Mezzanine Notes, 12.00% (due 08/04/2025) ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁵⁾	08/02/23	14,700,000	15,959,727	15,967,157	2.04%
Ireland
Cork Harmony Consumer Loans DAC	Mezzanine Loan, 14.35% (1M EURIBOR + 10.50%, due 07/14/2026) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	07/13/23	2,571,429	2,777,018	2,775,226	0.36%
Total Asset Backed Securities				18,736,745	18,742,383	2.40%

Bank Debt Term Loan ⁽⁴⁾
Consumer Products
United States
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 11.07% (3M LIBOR + 5.50%, due 08/21/2027) ⁽⁶⁾	03/02/21	502,328	491,256	62,791	0.01%

CFO Debt ⁽⁴⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	07/13/23	1,151,660	1,130,548	1,166,170	0.15%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	07/13/23	527,343	517,677	534,621	0.07%
Total CFO Debt				1,648,225	1,700,791	0.22%

CFO Equity ⁽⁴⁾ ⁽⁸⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽⁹⁾ ⁽¹⁶⁾	07/13/23	1,202,150	1,202,150	1,373,329	0.18%

Common Stock
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁴⁾ ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock ⁽⁴⁾ ⁽¹⁹⁾	08/12/22	589	-	1,767	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽⁴⁾ ⁽¹⁶⁾ ⁽²⁰⁾	01/30/23	2,151,309	2,151,309	2,365,162	0.30%
XAI Octagon Floating Rate Alternative Income Trust	Common Equity	02/01/24	383,107	2,700,330	2,716,229	0.35%
Total Financial Services				4,852,804	5,083,741	0.65%
Leisure
United States
All Day Holdings LLC	Common Stock ⁽⁴⁾ ⁽¹⁹⁾	08/19/22	560	-	8	0.00%
Oil & Gas
United States
McDermott International Ltd	Common Stock ⁽⁴⁾ ⁽¹⁹⁾	12/31/20	243,875	126,820	36,581	0.00%
Total Common Stock				4,979,624	5,120,330	0.65%

Corporate Bonds ⁽⁴⁾
Financial Services
United States
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽²⁰⁾	07/19/23	4,705,847	4,705,847	4,705,847	0.60%
Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028) ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽²⁰⁾	01/30/23	5,019,722	5,019,722	5,019,722	0.64%
Total Corporate Bonds				9,725,569	9,725,569	1.24%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Preferred Stock ⁽⁴⁾
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	$252	$251,801	$251,882	0.03%

Regulatory Capital Relief Securities ⁽⁴⁾
Banking
Canada
Boreal Series 2022-2	Guarantee Linked Note - Class F, 18.36% (3M CDOR + 13.00%, due 02/20/2028) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁷⁾	11/30/22	4,550,000	3,382,020	3,463,802	0.44%
France
AASFL 2022-1	Credit Linked Note - Class B, 16.36% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	11/22/22	2,760,318	2,842,989	2,979,143	0.38%
BNP Paribas	Marianne Credit Linked Note, 13.44% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/22/23	1,154,658	1,229,306	1,246,214	0.16%
FCT Junon 2023-1	Class A Notes, 13.67% (3M EURIBOR + 9.75%, due 11/08/2033) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/26/23	4,800,000	5,074,320	5,180,511	0.66%
PXL 2022-1	Junior Credit Linked Note, 16.81% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	12/16/22	3,800,000	4,025,340	4,098,297	0.52%
Total France				13,171,955	13,504,165	1.72%
United States
CRAFT 2022-1A	Credit Linked Note, 17.32% (CD SOFR + 12.00%, due 04/21/2032) ⁽⁶⁾ ⁽⁹⁾	10/26/22	4,300,000	4,300,000	4,666,196	0.60%
LOFT 2022-1A	Note - Class C, 24.36% (CD SOFR + 19.00%, due 02/28/2032) ⁽⁶⁾ ⁽⁹⁾	08/22/22	1,700,000	1,700,000	1,751,663	0.22%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 15.61% (CD SOFR + 10.25%, due 11/10/2027) ⁽⁶⁾ ⁽⁹⁾	10/12/22	3,800,000	3,800,000	3,927,206	0.50%
Standard Chartered 7	Note - Class B, 16.36% (CD SOFR + 11.00%, due 04/25/2031) ⁽⁶⁾ ⁽⁹⁾	10/07/22	6,100,000	6,100,000	6,296,336	0.81%
TRAFIN 2023-1	Notes, 15.35% (CD SOFR + 10.00%, due 06/01/2029) ⁽⁶⁾ ⁽⁹⁾	11/27/23	2,375,000	2,375,000	2,395,226	0.31%
Total United States				18,275,000	19,036,627	2.44%
Spain
Autonoria Spain 2022 FT	Note - Class G, 15.85% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/14/22	2,004,409	2,000,100	2,197,779	0.28%
Total Regulatory Capital Relief Securities				36,829,075	38,202,373	4.88%

Warrants ⁽⁴⁾
Oil & Gas
United States
Greenfire Resources Ltd	Warrant ⁽¹⁹⁾	09/27/23	2,008	-	-	0.00%

Total investments at fair value as of March 31, 2024				$1,128,892,867	$992,861,992	127.01%

Liabilities at fair value ⁽²¹⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(31,645,629)	-4.05%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(84,186,100)	-10.77%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(42,893,284)	-5.49%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,337,922)	(47,600,636)	-6.09%
8.00% Series F Term Preferred Stock due 2029			(51,419,300)	(51,420,713)	(51,337,029)	-6.57%
Total liabilities at fair value as of March 31, 2024				$(276,282,435)	$(257,662,678)	-32.97%

Net assets above (below) investments at fair value and liabilities at fair value					46,276,156

Net assets as of March 31, 2024					$781,475,470

(1)	Unless otherwise noted, the Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of March 31, 2024, the aggregate fair value of these securities is $990.1 million, or 126.66% of the Company's net assets.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	As of March 31, 2024, the investment includes interest income capitalized as additional investment principal, referred to as "PIK" interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(8)	CLO equity and CFO equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2024, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.40%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 16.43%.
(9)	Classified as Level III investment. See Note 3 "Investments" for further discussion.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of March 31, 2024, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(12)	As of March 31, 2024, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(13)	Investment principal amount is denominated in EUR.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	This investment has an unfunded commitment as of March 31, 2024. See Note 10 "Commitments and Contingencies" for further discussion.
(17)	Investment principal amount is denominated in CAD.
(18)	Fair value includes the Company's interest in fee rebates on CLO income notes along with the Company’s share of income from a revenue sharing agreement.
(19)	The following investment is not an income producing security.
(20)	The following is an affiliated investment as defined under the 1940 act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 4 "Related Party Transactions" for further discussion.
(21)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031, 6.50% Series C Term Preferred Stock due 2031 and 8.00% Series F Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
CAD	Canadian Dollar
CD	Compounded Daily
CDOR	Canadian Dollar Offered Rate
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2024

(expressed in U.S. dollars)

(Unaudited)

Forward Currency Contracts, at Fair Value (1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
USD	4,120,403	EUR	3,800,000	Barclays Bank PLC	3/27/2024	4/30/2024	$29,779
USD	3,363,984	CAD	4,536,000	Barclays Bank PLC	2/23/2024	4/30/2024	11,783
USD	5,189,780	EUR	4,800,000	Barclays Bank PLC	2/12/2024	4/30/2024	37,615
USD	3,379,193	EUR	3,100,000	Barclays Bank PLC	1/26/2024	4/30/2024	24,293
USD	13,442,581	EUR	12,300,000	Barclays Bank PLC	1/22/2024	4/30/2024	96,390
USD	1,321,426	EUR	1,200,000	Barclays Bank PLC	1/10/2024	4/12/2024	25,158
USD	16,119,445	EUR	14,700,000	Barclays Bank PLC	1/9/2024	4/11/2024	240,799
							$465,817

Unrealized depreciation on forward currency contracts
EUR	5,213,096	USD	5,668,679	Barclays Bank PLC	2/23/2024	4/30/2024	$(33,348)

(1)    See Note 4 "Derivative Contracts" for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Company was initially formed on March 24, 2014 and commenced operations on June 6, 2014. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. All intercompany accounts and transactions have been eliminated upon consolidation. As of March 31, 2024, Sub I, Sub II and Sub II US represent 52.3%, 2.7% and 0.8% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Joint Venture (“JV”) investments held by the Company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the cumulative change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Company records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts is considered restricted.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of March 31, 2024, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of March 31, 2024:

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,473,782	$36,844,550	$(3,167,627)	$33,676,923

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) and its 8.00% Series  F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, collateralized fund obligation (“CFO”) debt, corporate bonds and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the three months ended March 31, 2024 was $1.3 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Dividend Income

Dividend income represents dividend income from the Company’s common stock investments.

Interest Expense

Interest expense includes the Company’s distributions associated with its Term Preferred Stock and interest paid associated with its Unsecured Notes. Interest expense also includes the Company’s amortization of original issue premiums associated with its Term Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

The following table summarizes the components of interest expense for the three months ended March 31, 2024:

	Series C Term Preferred Stock	Series F Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$882,602	$773,113	$542,085	$1,253,046	$756,844	$4,207,690

Amortization of issuance premium	(28,077)	(24)	-	-	-	(28,101)

Total interest expense	$854,525	$773,089	$542,085	$1,253,046	$756,844	$4,179,589

The Company’s Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of March 31, 2024.

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the term of the Term Preferred Stock. Amortization of original issue premiums is reflected as a contra expense within interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions or redemptions and subsequent retirement as a realized gain or loss in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of March 31, 2024, the Company held $1.3 million in restricted cash associated with forward currency contracts entered into by the Company.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2024, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$1,206,095,389

Gross unrealized appreciation	$28,289,860
Gross unrealized depreciation	(241,523,257)
Net unrealized depreciation	$(213,233,397)

For the three months ended March 31, 2024, the Company incurred $25,000 in Delaware franchise tax expense and $350,000 in U.S. federal excise tax related to the 2023 tax year.

The Company’s subsidiary, Eagle Point Credit Company Sub II (US) LLC has elected to be treated as a

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

corporation for U.S. tax purposes and may be subject to federal, state and local tax where it operates or is deemed to operate. The subsidiary has no significant tax liability as of March 31, 2024.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

For the three months ended March 31, 2024, the Company paid distributions on common stock with record dates during 2024 of $38.8 million or $0.48 per share.

For the three months ended March 31, 2024, the Company declared and paid dividends on the Series C Term Preferred Stock of $0.9 million or approximately $0.41 per share of the Series C Term Preferred Stock.

For the three months ended March 31, 2024, the Company declared and paid dividends on the Series D Preferred Stock of $0.6 million or approximately $0.42 per share of the Series D Preferred Stock.

For the three months ended March 31, 2024, the Company declared and paid dividends on the Series F Term Preferred Stock of $0.8 million or approximately $0.39 per share of the Series F Term Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2024:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value

Investments at Fair Value
CLO Debt	$-	$172.5	$-	$-	$172.5
CLO Equity	-	-	725.5	-	725.5
Loan Accumulation Facilities	-	-	19.6	-	19.6
Asset Backed Securities	-	-	18.7	-	18.7
Bank Debt Term Loan	-	0.1	-	-	0.1
CFO Debt	-	-	1.7	-	1.7
CFO Equity	-	-	1.4	-	1.4
Common Stock	2.7	-	0.0	2.4	5.1
Corporate Bonds	-	-	4.7	5.0	9.7
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	38.2	-	38.2
Warrants	-	0.00	-	-	0.0
Total Investments at Fair Value (1)	$2.7	$172.6	$810.2	$7.4	$992.9

Liabilities at Fair Value

Term Preferred Stock and Unsecured Notes
Series 2028 Notes	$31.6	$-	$-	$-	$31.6
Series 2029 Notes	84.2	-	-	-	84.2
Series 2031 Notes	42.9	-	-	-	42.9
Series C Term Preferred Stock	47.6	-	-	-	47.6
Series F Term Preferred Stock	51.3	-	-	-	51.3
Total Liabilities at Fair Value (1)	$257.6	$-	$-	$-	$257.6

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$-	$0.5	$-	$-	$0.5
Unrealized depreciation on forward currency contracts	-	(0.0)	-	-	(0.0)
Total Other Financial Instruments at Fair Value (1)	$-	$0.4	$-	$-	$0.4

(1) Amounts may not foot due to rounding.

(2) Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts.  These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2024.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$706.4	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 8.93%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.44% - 5.59% / 3.68%
			Reinvestment Price	99.50%
			Recovery Rate	66.90% - 70.00% / 69.58%
			Expected Yield (4)	4.37% - 73.42% / 23.96%

Asset Backed Securities	18.7	Discounted Cash Flow	Discount Rate	12.74% - 13.76% / 12.89%
CFO Equity	1.4	Discounted Cash Flow	Discount Rate (5)	41.01%
CFO Debt	1.7	Discounted Cash Flow	Discount Rate	11.40% - 14.70% / 12.44%
Corporate Bonds	4.7	Discounted Cash Flow	Discount Rate (5)	13.00%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (5)	12.00%
Regulatory Capital Relief Securities	38.2	Discounted Cash Flow	Discount Rate	12.00% - 21.89% / 14.30%
Total Fair Value of Level III Investments (6)	$771.4

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

(5) Range not shown as only one position is included in category.

(6) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 "Summary of Significant Accounting Policies" for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent transactions and data reported by trustees. As a result, investments with a fair value of $19.6 million have been excluded from the preceding table. Additionally, the preceding table excludes $19.1 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the three months ended March 31, 2024:

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	CFO Debt	CFO Equity
Balance as of January 1, 2024	$633.0		$21.5		$24.6	$1.2	$0.9

Purchases of investments	106.3	(1)	19.0		1.0	0.5	0.4

Proceeds from sales or maturity of investments	(15.6	)(2)	(20.8	)(1)	(6.3)	-	-

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1.8		(0.1)		(0.6)	-	0.1

Balance as of March 31, 2024 (3) (4)	$725.5		$19.6		$18.7	$1.7	$1.4

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2024	$1.8		$0.0		$(0.3)	$0.0	$0.1

	Common Stock		Corporate Bonds		Preferred Stock	Regulatory Capital Relief Securities	Total
Balance as of January 1, 2024	$0.0		$3.0		$0.3	$38.4	$722.8

Purchases of investments	-		1.7		-	-	128.9

Proceeds from sales or maturity of investments	-		-		-	(0.6)	(43.3)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.0		-		-	0.4	1.8

Balance as of March 31, 2024 (3) (4)	$0.0		$4.7		$0.3	$38.2	$810.2

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2024	$-		$(0.0)		$-	$0.4	$2.0

Amounts in millions.

(1)	Includes $26.1 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2)	Includes $15.5 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3)	There were no transfers into or out of level III investments during the period.
(4)	Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Bank Debt Term Loans, ABS, CFO Debt, CFO Equity, Common Stock, Corporate Bonds, Preferred Stock, Regulatory Capital Relief Securities and Warrants

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for bank debt term loans, ABS, CFO debt, CFO equity, common stock, corporate bonds, preferred stock, regulatory capital relief securities and warrants. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser may also utilize the mid-point of an indicative broker quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations as Level II or Level III depending on whether an active market exists as of the reporting date.

Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Unsecured Notes and Term Preferred Stock

The Unsecured Notes and Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	DERIVATIVE CONTRACTS

The Company enters into forward currency contracts to manage the Company’s exposure to the foreign currencies in which some of the Company’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Company considers the notional amounts as of March 31, 2024, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the three months ended March 31, 2024:

Primary Underlying Risk	Long Exposure	Short exposure
	Notional amounts	Notional amounts
Foreign Exchange Risk
Forward Currency Contracts	$46,936,812	$5,668,679

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of March 31, 2024. Balances are presented on a gross

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

March 31, 2024

(Unaudited)

basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the three months ended March 31, 2024.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$465,817	$(33,348)	$(574,832)	$1,806,365

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of March 31, 2024:

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Pledged	Net Amount
Counterparty 1	$465,817	$(33,348)	$1,250,000	$432,469

5.	RELATED PARTY TRANSACTIONS

Affiliated Investments

The Company has investments that are considered affiliated investments as defined under the 1940 act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. The following investments were considered affiliated investments, for which the Company’s ownership alongside other funds also managed by the Adviser exceeds 5% or more of outstanding voting securities as of March 31, 2024.

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030)	$135,552	$-	$(885)	$4,705,847	$4,705,847	$6,332,503
Delta Financial Holdings LLC	Preferred Units	-	-	(6)	251,882	251,801	N/A
Delta Financial Holdings LLC	Common Units	-	-	-	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	-	9	18	N/A

Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028)	98,912	-	-	5,019,722	5,019,722	2,995,278
Senior Credit Corp 2022 LLC	Common Stock	-	78,059	-	2,365,162	2,151,309	1,283,691
	Total	$234,464	$78,059	$(891)	$12,343,196	$12,129,844	$10,611,472